UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2011

DST SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

                                                                     1-14036                                                                                     43-1581814
                                                                      (Commission File Number)                                                   (I.R.S. Employer Identification No.)

                                                                 333 West 11th Street, Kansas City, Missouri                                                                                                           64105
                                                                       (Address of principal executive offices)                                                                                                              (Zip Code)

(816) 435-1000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

In connection with its Annual Meeting of Stockholders on May 10, 2011, DST Systems, Inc. (the "Company") solicited proxies pursuant to Regulation 14A on the four proposals described in the Company’s Definitive Proxy Statement dated March 21, 2011.

The Board’s nominees for directors were elected and shareholders ratified the Audit Committee's selection of independent registered public accounting firm PricewaterhouseCoopers LLP for fiscal year 2011 ("Independent Accountants").  Shareholders advised in favor of the named officer compensation resolution set forth in the proxy statement ("Say on Pay") and advised that the frequency of future Say on Pay voting should be annual.  The votes were cast as follows:

Proposal 1: Election of Directors for a Term Ending in 2014

                                                 George L.       Lawrence M.    Thomas A.    M. Jeannine
                                                  Argyros              Higby          McDonnell     Strandjord

For                                          28,637,707         37,444,086         31,275,970      29,288,667
Withheld                                  9,321,013             514,634           6,682,750        8,670,053
Broker Non-Votes                   2,792,235          2,792,235           2,792,235        2,792,235

Proposal 2:  Ratify the Independent Accountants for Fiscal Year 2011

For                                  39,412,299
Against                            1,201,242
Abstain                               137,409
Broker Non-Votes                        5

Proposal 3:  Non-Binding Advisory Vote on Named Officer Compensation (Say on Pay)

For                                  25,951,750
Against                          11,777,386
Abstain                               229,584
Broker Non-Votes          2,792,235

Proposal 4:  Non-Binding Advisory Vote on the Frequency of Future Say on Pay Voting

1 Year                             25,572,640
2 Year                                  122,494
3 Year                               2,256,019
Abstain                          10,007,567
Broker Non-Votes          2,792,235

ITEM 8.01  Other Events

The number of seats on the Board has expanded effective May 10, 2011 to ten, as allowed by the Company's Bylaws, so that new Board member Lawrence Higby can join the other nine directors in serving the Company.  The Board has appointed Mr. Higby to its Audit, Compensation and Corporate Governance/Nominating Committees.

On May 10, 2011 the Company authorized an additional 2,000,000 shares to its existing share repurchase plan ("Expanded Authorization").  The plan, as amended, allows, but does not require, the repurchase of common stock in open market and private transactions through December 31, 2012.  As of the date of the Expanded Authorization, and taking it into account, there are 2,612,000 shares remaining to be purchased under the plan.  The Company may utilize one or more plans with its brokers or banks for pre-authorized purchases within defined limits pursuant to Rule 10b5-1 to effect all or a portion of such share repurchases.  As of April 30, 2011, shares outstanding were 46,463,522.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 13, 2011

DST SYSTEMS, INC.

By:             /s/ Kenneth V. Hager
Name:         Kenneth V. Hager
Title:           Vice President, Chief Financial
    Officer and Treasurer